UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2017
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2017-RB1
(Central Index Key Number 0001699462)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

UBS AG
(Central Index Key Number 0001685185)

Société Générale
(Central Index Key Number 0001238163)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-14	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 30, 2017, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “123 William Street” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 123 William Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.4.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “The Davenport” will be serviced and administered in accordance with the Pooling and Servicing Agreement and The Davenport Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.5.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Center West” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Center West Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.6.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “KOMO Plaza” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of February 1, 2017, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BACM 2017-BNK3 Pooling and Servicing Agreement”), and the KOMO Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.7.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “1166 Avenue of the Americas” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of February 1, 2017, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BBCMS 2017-C1 Pooling and Servicing Agreement”), the 1166 Avenue of the Americas AB Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and the Avenue of the Americas Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), executed versions of such co-lender agreements being attached hereto as Exhibit 4.8 and Exhibit 4.9, respectively.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Anaheim Marriott Suites” will be serviced and administered pursuant to the BBCMS 2017-C1 Pooling and Servicing Agreement and the Anaheim Marriott Suites Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “The Summit Birmingham” will be serviced and administered pursuant to the BACM 2017-BNK3 Pooling and Servicing Agreement and The Summit Birmingham Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Connecticut Financial Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Connecticut Financial Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Merrill Lynch Drive” will be serviced and administered pursuant to the BBCMS 2017-C1 Pooling and Servicing Agreement and the Merrill Lynch Drive Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.13.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Art Van Portfolio” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Art Van Portfolio Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the Art Van Portfolio Mortgage Loan will be serviced and administered under the Art Van Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.14.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “340 Bryant” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the 340 Bryant Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the 340 Bryant Mortgage Loan will be serviced and administered under the 340 Bryant Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.15.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $531,482,000, were sold to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS, Barclays, SGAS and UBS Securities, the “Underwriters”), pursuant to the underwriting agreement, dated as of March 22, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On March 30, 2017, the Registrant also sold the Class X-D, Class D, Class E-1, Class E-2, Class E, Class F-1, Class F-2, Class F, Class EF, Class G-1, Class G-2, Class G, Class EFG, Class H-1, Class H-2, Class H, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $74,195,900, to WFS, Barclays, SGAS, UBS Securities and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of March 22, 2017, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On March 30, 2017, the Registrant also transferred the RR Interest, having a principal amount of $31,877,784.26, to WFB (in such capacity, the “Retaining Party”), pursuant to a transfer agreement, dated as of March 22, 2017, between the Registrant and the Retaining Party. The RR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates, the Private Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2017-RB1 (the “Issuing Entity”), a common law trust fund formed on March 30, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Bank PLC (“Barclays Bank”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 22, 2017, between the Registrant and Barclays Bank, (ii) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 22, 2017, between the Registrant and WFB, (iii) UBS AG (“UBS”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 22, 2017, between the Registrant and UBS and (iv) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of March 22, 2017, between the Registrant and SG.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated March 23, 2017 and as filed with the Securities and Exchange Commission on March 30, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of March 23, 2017.

On March 30, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $531,482,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,763,239, were approximately $586,982,638. Of the expenses paid by the Registrant, approximately $211,581 were paid directly to affiliates of the Registrant, $1,145,362 in the form of fees were paid to the Underwriters, $494,870 were paid to or for the Underwriters and $3,911,426 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.      Description

Exhibit 1.1	Underwriting Agreement, dated as of March 22, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc., SG Americas, LLC, UBS Securities LLC and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2017, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of February 1, 2017, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Agreement Between Note Holders, dated as of March 6, 2017, between the holders of the 123 William Street Pari Passu Companion Loans and the holder of the 123 William Street Mortgage Loan, relating to the relative rights of such holders of the 123 William Street Whole Loan.

Exhibit 4.5	Agreement Between Note Holders, dated as of March 30, 2017, between the holders of The Davenport Pari Passu Companion Loan and the holder of The Davenport Mortgage Loan, relating to the relative rights of such holders of The Davenport Whole Loan.

Exhibit 4.6	Agreement Between Note Holders, dated as of February 27, 2017, between the holders of the Center West Pari Passu Companion Loans and the holder of the Center West Mortgage Loan, relating to the relative rights of such holders of the Center West Whole Loan.

Exhibit 4.7	Agreement Between Note Holders, dated as of December 20, 2016, between the holders of the KOMO Plaza Pari Passu Companion Loans and the holder of the KOMO Plaza Mortgage Loan, relating to the relative rights of such holders of the KOMO Plaza Whole Loan.

Exhibit 4.8	Agreement Among Noteholders, dated as of January 11, 2017, by and between the holder of the 1166 Avenue of the Americas Subordinate Companion Loan and the holder of the 1166 Avenue of the Americas Mortgage Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.

Exhibit 4.9	Agreement Among Noteholders, dated as of January 11, 2017, by and between the holder of the 1166 Avenue of the Americas Mortgage Loan and the holder of the 1166 Avenue of the Americas Pari Passu Companion Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.

Exhibit 4.10	Agreement Between Note Holders, dated as of February 27, 2017, between the holders of the Anaheim Marriott Suites Pari Passu Companion Loans and the holder of the Anaheim Marriott Suites Mortgage Loan, relating to the relative rights of such holders of the Anaheim Marriott Suites Whole Loan.

Exhibit 4.11	Agreement Between Note Holders, dated as of December 20, 2016, between the holders of The Summit Birmingham Pari Passu Companion Loans and the holder of The Summit Birmingham Mortgage Loan, relating to the relative rights of such holders of The Summit Birmingham Whole Loan.

Exhibit 4.12	Agreement Between Note Holders, dated as of February 27, 2017, between the holders of the Connecticut Financial Center Pari Passu Companion Loans and the holder of the Connecticut Financial Center Mortgage Loan, relating to the relative rights of such holders of the Connecticut Financial Center Whole Loan.

Exhibit 4.13	Agreement Between Note Holders, dated as of January 31, 2017, between the holders of the Merrill Lynch Drive Pari Passu Companion Loans and the holder of the Merrill Lynch Drive Mortgage Loan, relating to the relative rights of such holders of the Merrill Lynch Drive Whole Loan.

Exhibit 4.14	Agreement Between Note Holders, dated as of March 30, 2017, between the holders of the Art Van Portfolio Pari Passu Companion Loans and the holder of the Art Van Portfolio Mortgage Loan, relating to the relative rights of such holders of the Art Van Portfolio Whole Loan.

Exhibit 4.15	Agreement Between Note Holders, dated as of March 30, 2017, between the holders of the 340 Bryant Pari Passu Companion Loan and the holder of the 340 Bryant Mortgage Loan, relating to the relative rights of such holders of the 340 Bryant Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 30, 2017.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 30, 2017 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 23, 2017.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 22, 2017, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 22, 2017, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 22, 2017, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 22, 2017, between Société Générale, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2017	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of March 22, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc., SG Americas, LLC, UBS Securities LLC and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.2	Pooling and Servicing Agreement, dated as of February 1, 2017, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of February 1, 2017, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Agreement Between Note Holders, dated as of March 6, 2017, between the holders of the 123 William Street Pari Passu Companion Loans and the holder of the 123 William Street Mortgage Loan, relating to the relative rights of such holders of the 123 William Street Whole Loan.	(E)
4.5	Agreement Between Note Holders, dated as of March 30, 2017, between the holders of The Davenport Pari Passu Companion Loan and the holder of The Davenport Mortgage Loan, relating to the relative rights of such holders of The Davenport Whole Loan.	(E)
4.6	Agreement Between Note Holders, dated as of February 27, 2017, between the holders of the Center West Pari Passu Companion Loans and the holder of the Center West Mortgage Loan, relating to the relative rights of such holders of the Center West Whole Loan.	(E)
4.7	Agreement Between Note Holders, dated as of December 20, 2016, between the holders of the KOMO Plaza Pari Passu Companion Loans and the holder of the KOMO Plaza Mortgage Loan, relating to the relative rights of such holders of the KOMO Plaza Whole Loan.	(E)
4.8	Agreement Among Noteholders, dated as of January 11, 2017, by and between the holder of the 1166 Avenue of the Americas Subordinate Companion Loan and the holder of the 1166 Avenue of the Americas Mortgage Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.	(E)
4.9	Agreement Among Noteholders, dated as of January 11, 2017, by and between the holder of the 1166 Avenue of the Americas Mortgage Loan and the holder of the 1166 Avenue of the Americas Pari Passu Companion Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.	(E)
4.10	Agreement Between Note Holders, dated as of February 27, 2017, between the holders of the	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Anaheim Marriott Suites Pari Passu Companion Loans and the holder of the Anaheim Marriott Suites Mortgage Loan, relating to the relative rights of such holders of the Anaheim Marriott Suites Whole Loan.
4.11	Agreement Between Note Holders, dated as of December 20, 2016, between the holders of The Summit Birmingham Pari Passu Companion Loans and the holder of The Summit Birmingham Mortgage Loan, relating to the relative rights of such holders of The Summit Birmingham Whole Loan.	(E)
4.12	Agreement Between Note Holders, dated as of February 27, 2017, between the holders of the Connecticut Financial Center Pari Passu Companion Loans and the holder of the Connecticut Financial Center Mortgage Loan, relating to the relative rights of such holders of the Connecticut Financial Center Whole Loan.	(E)
4.13	Agreement Between Note Holders, dated as of January 31, 2017, between the holders of the Merrill Lynch Drive Pari Passu Companion Loans and the holder of the Merrill Lynch Drive Mortgage Loan, relating to the relative rights of such holders of the Merrill Lynch Drive Whole Loan.	(E)
4.14	Agreement Between Note Holders, dated as of March 30, 2017, between the holders of the Art Van Portfolio Pari Passu Companion Loans and the holder of the Art Van Portfolio Mortgage Loan, relating to the relative rights of such holders of the Art Van Portfolio Whole Loan.	(E)
4.15	Agreement Between Note Holders, dated as of March 30, 2017, between the holders of the 340 Bryant Pari Passu Companion Loan and the holder of the 340 Bryant Mortgage Loan, relating to the relative rights of such holders of the 340 Bryant Whole Loan.
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 30, 2017.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 30, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 23, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of March 22, 2017, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of March 22, 2017, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of March 22, 2017, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of March 22, 2017, between Société Générale, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)